UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: May 13, 2003

NOBEL LEARNING COMMUNITIES, INC.

(Exact name of registrant as specified in charter)

Delaware	1-10031	22-2465204
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1615 West Chester Pike, West Chester, PA	19382
(Address of Principal Executive Offices)	(Zip Code)

(484) 947-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Certification by A.J. Clegg, Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification by Robert E. Zobel, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9. Regulation FD Disclosure

On May 13, 2003, A.J. Clegg, Chief Executive Officer, and Robert E. Zobel, Chief Financial Officer, of Nobel Learning Communities, Inc. each delivered to the Securities and Exchange Commission (the “SEC”) a certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of the certifications of A.J. Clegg and Robert E. Zobel are filed herewith as Exhibits 99.1 and 99.2, respectively.

Limitation of Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NOBEL LEARNING COMMUNITIES, INC.

Date: May 13, 2003	By:	/s/ A.J. Clegg
A.J. Clegg
Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Certification by A.J. Clegg, Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification by Robert E. Zobel, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.